UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2017

CENTURY CASINOS, INC.

(Exact Name of Registrant as specified in its charter)

      Delaware0-2290084-1271317

(State or other jurisdiction(Commission(I.R.S. Employer

of incorporation)File Number)    Identification Number)

            455 E. Pikes Peak Ave., Suite 210, Colorado Springs, Colorado           80903

   (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2017, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Century Casinos, Inc. (the “Company”) approved the grant of performance stock unit awards (the “2017 PSUs”) to the Company’s named executive officers and certain other employees pursuant to the Company’s 2016 Equity Incentive Plan.

The form of award agreement for the 2017 PSUs (the “PSU Award Agreement”) provides, among other things, that (i) each 2017 PSU that vests represents the right to receive one share of the Company’s common stock; (ii) the 2017 PSUs vest based on the Company’s achieving specified performance measures over a performance period of three years, beginning January 1, 2017; (iii) the performance measures include relative total stockholder return and adjusted EBITDA, each as defined in the PSU Award Agreement; (iv) threshold, target and maximum payout opportunities established for the 2017 PSUs will be used to calculate the number of shares that will be issuable when the award vests, which may range from 0% to 200% of the target amount; (v) any 2017 PSUs that are earned are scheduled to vest and be settled in shares of the Company’s common stock following the end of the performance period; (vi) a portion of the 2017 PSUs may vest following a change in control, a termination of service without cause or for good reason or a termination of service by reason of death or disability (each as described in greater detail in the PSU Award Agreement); and (vii) except as provided above, any unvested 2017 PSUs will be forfeited upon a recipient’s termination of employment with the Company.

On March 2, 2017, the Compensation Committee granted the following target number of 2017 PSUs to the Company’s named executive officers as follows:

Name and Title	Target Number of 2017 PSUs
Erwin Haitzmann Co-Chief Executive Officer	50,391
Peter Hoetzinger Co-Chief Executive Officer and President	50,391
Margaret Stapleton Executive Vice President, Principal Financial/Accounting Officer and Corporate Secretary	15,117
Andreas Terler Vice President of Operations and Chief Information Officer of Century Casinos, Inc. and Managing Director of Century Casinos Europe GmbH	15,117

The foregoing summary of the PSU Award Agreement does not purport to be complete and is qualified in its entirety by reference to the PSU Award Agreement, which is included as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference thereto.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	Form of Century Casinos, Inc. Performance Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Century Casinos, Inc.

Date:  March 8, 2017By: /s/ Margaret Stapleton

Margaret  Stapleton

Executive Vice President and Principal Financial/Accounting Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Century Casinos, Inc. Performance Stock Unit Award Agreement